UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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|_| Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|X| Soliciting Material Pursuant to Rule 14a-12

                               Unocal Corporation
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

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       pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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

     The following is an internal communication distributed to Unocal employees on June 10, 2005.



INTERNAL BULLETIN

To: All employees

From: Chuck Williamson

June 10, 2005

FTC ACCEPTS CHEVRON-UNOCAL CONSENT ORDER

Today we reached a key milestone on our path to merging with Chevron. The U.S. Federal Trade Commission (FTC) has accepted a consent order for public comment, setting the stage for final regulatory clearance and completion of the transaction.

Both companies worked closely with the FTC to address any concerns and help the regulatory process advance swiftly. The single issue raised by the FTC revolved around Unocal's patents for reformulated gasoline. We agreed to dedicate the remaining term of the patents to the public following completion of the merger.

The next critical step in the approval process is for Unocal stockholders to vote on the transaction. The U.S. Securities and Exchange Commission is presently reviewing the preliminary registration statement that was filed on May
26. Once the SEC provides final clearance, we will deliver a proxy statement to our stockholders and schedule a special stockholders meeting to vote on the merger.

Once the merger closes, we expect the integration of Unocal with Chevron to proceed quickly and smoothly. Our Integration Management Team (IMT) has been working diligently to ensure an efficient transition, with careful consideration of those involved.

Chevron views the merger as an event that will significantly enhance its position as a leading global energy provider and partner-of-choice. Chevron also sees this transaction as an opportunity to expand its organizational capabilities with personnel from Unocal's skilled workforce.

Although we are progressing quickly in our planning to become one company, we need to remember that until the transaction is completed, Chevron and Unocal are competitors and must operate as individual companies. We must continue to carefully manage the exchange of information by, through and with the guidance of the IMT.




While some of you are involved with the integration efforts, most of you should be focused on your current job and helping advance our business priorities and objectives. Above all, your continued focus on safe operations is of paramount importance.

Below is the news release that was issued jointly by Unocal and Chevron today.

NEWS RELEASE

FEDERAL TRADE COMMISSION ACCEPTS CHEVRON'S ACQUISITION OF UNOCAL

SAN RAMON, Calif., June 10, 2005 - The Federal Trade Commission has notified Chevron Corporation and Unocal Corporation that Chevron's plans to acquire Unocal have been accepted by the commission, pending public comment.

The FTC acceptance followed an agreement by Chevron, Unocal and FTC staff to settle litigation issues relating to Unocal's U.S. reformulated gasoline patents. Following completion of the acquisition, Chevron has agreed to dedicate to the public the remaining term of the patents and not to assert or enforce the patents to recover fees, royalties or damages. Reformulated gasoline is an environmentally-friendly fuel that is sold in selected U.S. cities to reduce smog levels.

Details of the FTC decision and order are posted at www.ftc.gov.

"The patent settlement is a positive step for America's gasoline consumers," said David O'Reilly, chairman and chief executive officer of Chevron. "It will eliminate expensive litigation over the patents and reduce the costs of producing reformulated gasoline, which is sold in many parts of the U.S."

The next step in the approval process is a review of the preliminary Form S-4 filed by Chevron on May 26 with the U.S. Securities and Exchange Commission
(SEC). The Form S-4 is a registration statement necessary to issue the shares of Chevron common stock that are part of the merger consideration. The registration statement contains a proxy statement for the special meeting of Unocal stockholders to vote on the merger. After the SEC completes its review of the Form S-4, Unocal will print and mail the final proxy statement to stockholders, scheduling a special stockholder meeting for a vote by Unocal stockholders on the terms of the acquisition.

Chevron Corporation is one of the world's leading energy companies. With more than 47,000 employees, Chevron subsidiaries conduct business in approximately 180 countries around the world, producing and transporting crude oil and natural gas, and refining, marketing and distributing fuels and other energy products. Chevron is based in San Ramon, Calif. More information on Chevron is available at http://www.chevron.com.

Unocal Corporation is one of the world's leading independent natural gas and crude oil exploration and production companies. The company's principal oil and gas activities are in North America and Asia. Unocal is based in El Segundo, Calif. More information on Unocal is available at www.unocal.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT


CHEVRON HAS FILED A PRELIMINARY FORM S-4, UNOCAL WILL FILE A PROXY STATEMENT AND BOTH COMPANIES WILL FILE OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED MERGER TRANSACTION WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU MAY OBTAIN THE DOCUMENTS FREE OF CHARGE AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. IN ADDITION, YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY CHEVRON FREE OF CHARGE BY CONTACTING CHEVRON COMPTROLLER'S DEPARTMENT, 6001 BOLLINGER CANYON ROAD - A3201, SAN RAMON, CA 94583-2324. YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY UNOCAL FREE OF CHARGE BY CONTACTING UNOCAL STOCKHOLDER SERVICES AT (800) 252-2233, 2141 ROSECRANS AVENUE, SUITE 4000, EL SEGUNDO, CA 90245.


INTEREST OF CERTAIN PERSONS IN THE MERGER


CHEVRON, UNOCAL, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM UNOCAL'S STOCKHOLDERS IN CONNECTION WITH THE MERGER. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF CHEVRON AND THEIR OWNERSHIP OF CHEVRON STOCK IS SET FORTH IN THE PROXY STATEMENT FOR CHEVRON'S 2005 ANNUAL MEETING OF STOCKHOLDERS. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF UNOCAL AND THEIR OWNERSHIP OF UNOCAL STOCK IS SET FORTH IN THE PROXY STATEMENT FOR UNOCAL'S 2005 ANNUAL MEETING OF STOCKHOLDERS. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE FORM S-4 AND PROXY STATEMENT FOR THE MERGER. INVESTORS SHOULD READ THE FORM S-4 AND PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.


CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS


EXCEPT FOR THE HISTORICAL AND FACTUAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS NEWS RELEASE, INCLUDING STATEMENTS AS TO REGULATORY APPROVALS FOR THE MERGER, LITIGATION INVOLVING UNOCAL'S INTELLECTUAL PROPERTY FOR REFORMULATED GASOLINE, TIMING EXPECTATIONS REGARDING THE COMPLETION OF THE MERGER AND OTHER STATEMENTS IDENTIFIED BY WORDS SUCH AS "ESTIMATES," "EXPECTS," "PROJECTS," "PLANS," AND SIMILAR EXPRESSIONS ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING REQUIRED APPROVALS BY UNOCAL STOCKHOLDERS AND REGULATORY AGENCIES OF THE MERGER, THE SATISFACTION OF OTHER CLOSING CONDITIONS CONTAINED IN THE MERGER AGREEMENT AND OTHER RISK FACTORS RELATING TO OUR INDUSTRY AS DETAILED FROM TIME TO TIME IN EACH OF CHEVRON'S AND UNOCAL'S REPORTS FILED WITH THE SEC, INCLUDING EACH SUCH COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. UNLESS LEGALLY REQUIRED, NEITHER CHEVRON NOR UNOCAL UNDERTAKES ANY OBLIGATION TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS HEREIN, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.


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